Exhibit 99.1

FINAL FOR RELEASE

Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
12/13/2022

Jupiter Wellness Approved for Dual Listing on Upstream

Trading to Commence January 10, 2023, Under Upstream Ticker Symbol JUPW; all Shareholders to Receive Commemorative NFT

JUPITER, FL / December 13, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual wellness announced today its approval to dual list its shares on Upstream, the revolutionary trading app for digital securities and NFTs powered by Horizon Fintex (“Horizon”) and MERJ Exchange Limited (“MERJ”). Trading begins on Upstream January 10, 2023, at 10:00 am ET under the ticker symbol JUPW.

Global investors can get ready to trade by creating an account on Upstream and completing a simple KYC identity verification.* Details on the Jupiter Wellness listing and how shareholders can deposit shares and trade on Upstream can be found at https://jupiterwellness.com/investors/shareholder-faq/. The Upstream market is open 5 days a week 20 hours a day, Monday to Friday: 10:00am to 06:00am UTC+4 (1:00am to 9:00pm EST).

The dual listing on Upstream is designed to provide Jupiter Wellness the opportunity to access a global, digital-first investor base that can trade using USDC digital currency along with credit, debit, PayPal, and USD, unlocking liquidity and enhancing price discovery while globalizing the opportunity to invest in the Company.

Traders on Upstream’s blockchain-powered platform will experience real-time trading and settlement and a transparent orderbook which does not permit common market manipulations. On listing day, Upstream participants will be eligible to claim a free digital collectible (NFT) memorializing the dual listing on Upstream. Shareholders may also be entitled to participate in future digital promotions which may be redeemed for products, services, or experiences for added value.

Brian John, CEO of Jupiter Wellness, commented, “Building shareholder value is an ongoing goal of ours. We believe a dual listing on Upstream will expand the ways we reach potential supporters and give us access to innovative new ways to introduce the company to potential shareholders and customers.”

About Upstream

Upstream, a MERJ Exchange Market (merj.exchange), is a fully regulated global stock exchange for digital securities and NFTs. Powered by Horizon’s Ethereum-L2 matching engine technology, the platform enables users to trade NFTs, and invest in securities for IPOs, crowdfunded companies, U.S. & international equities, and celebrity ventures using the Upstream app. For more information, please visit https://upstream.exchange/. Upstream is currently accepting applications to dual list at https://upstream.exchange/getlisted.

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About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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Disclaimers

This press release shall not constitute an offer to sell securities or the solicitation of an offer to buy securities in any jurisdiction where such offer or solicitation is not permitted.

NFTs received have no economic value, royalti+es, equity ownership, or dividends. NFTs are for utility, collection, and display only.

*U.S. investors are not permitted to purchase Upstream listed securities. U.S. and Canadian citizens will only be able to trade in securities they currently own, that have been listed on Upstream, for liquidation purposes only.

If funding Upstream with an ACH or wire bank payment, users must complete Upstream’s in-app KYC process to get their new, FDIC insured, Upstream U.S. bank account details via email. Users may then initiate a funds-transfer from their bank or financial institution to this new U.S. Dollar bank account. If you haven’t completed KYC yet, or didn’t select ‘Bank’ as the ‘Deposit From’ option when you completed the process initially, then please go through KYC again selecting the ‘Bank’ payment method. Users may complete the simple KYC process by tapping the settings icon and the KYC option inside the Upstream app.

Upstream is a MERJ Exchange market. MERJ Exchange is a licensed Securities Exchange, an affiliate of the World Federation of Exchanges, and a full member of ANNA. MERJ supports global issuers of traditional and digital securities through the entire asset life cycle from issuance to trading, clearing, settlement, and registry. It operates a fair and transparent marketplace in line with international best practices and principles of operations of financial markets. Upstream does not endorse or recommend any public or private securities bought or sold on its app. Upstream does not offer investment advice or recommendations of any kind. All services offered by Upstream are intended for self-directed clients who make their own investment decisions without aid or assistance from Upstream. All customers are subject to the rules and regulations of their jurisdiction. By accessing the site or app, you agreed to be bound by its terms of use and privacy policy. Company and security listings on Upstream are only suitable for investors who are familiar with and willing to accept the high risk associated with speculative investments, often in early and development stage companies. There can be no assurance the valuation of any particular company’s securities is accurate or in agreement with the market or industry comparative valuations. Investors must be able to afford market volatility and afford the loss of their investment. Companies listed on Upstream are subject to significant ongoing corporate obligations including, but not limited to disclosure, filings, and notification requirements, as well as compliance with applicable quantitative and qualitative listing standards.

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